PGIM, Inc. and the Noteholders signatory hereto
c/o Prudential Private Capital
2029 Century Park East, Suite 860
Los Angeles, CA 90067

As of August 31, 2021
Alexander & Baldwin, LLC
Alexander & Baldwin, LLC, Series R
Alexander & Baldwin, LLC, Series T
Alexander & Baldwin, LLC, Series M
Alexander & Baldwin, Inc.
822 Bishop Street
Honolulu, Hawaii 96801-3440
Re:    Third Amendment to Second Amended and Restated Note Purchase and Private Shelf Agreement
Ladies and Gentlemen:
Reference is made to that certain Second Amended and Restated Note Purchase and Private Shelf Agreement, dated as of December 10, 2015 (as amended or otherwise modified from time to time, the “Agreement”), by and among Alexander & Baldwin, LLC, a Delaware limited liability company, Alexander & Baldwin, LLC, Series R, Alexander & Baldwin, LLC, Series T, Alexander & Baldwin, LLC, Series M, any other LLC Series which hereafter becomes party to the Agreement pursuant to the requirements of paragraph 5G thereof, Alexander & Baldwin, Inc., a Hawaii corporation (formerly known as Alexander & Baldwin REIT Holdings, Inc.), and the other Persons which are or hereafter become Guarantors, Prudential and each Prudential Affiliate that is or may become bound by certain provisions thereof. Capitalized terms used and not otherwise defined herein shall have the meanings provided in the Agreement (after giving effect to the amendments provided in this letter agreement).
1.    Amendments to Agreement. Pursuant to the provisions of paragraph 12C of the Agreement, and subject to the terms and conditions of this letter agreement, the undersigned holders of Notes (the “Noteholders”), the Company and Holdings hereby agree that the Agreement is hereby amended, as follows:
1.1    Paragraph 5A is modified by deleting the reference to “paragraphs 6A(1), 6A(2), 6A(3), 6A(4), 6A(5), 6B(2)(iii), 6B(2)(iv), 6B(3)(iv) and 6B(3)(v)” set forth in the flush language immediately following clause (vi) thereof, and replacing such reference with “paragraphs 6A(1), 6A(2), 6A(3), 6A(4), 6A(5), 6A(6), 6B(2)(iii), 6B(2)(iv), 6B(3)(iv) and 6B(3)(v).”
1.2    Paragraph 5G is amended and restated, as follows:
“5G.    Additional Credit Parties. Each of Holdings and the Company covenants that:
(i)    it shall cause any Subsidiary of Holdings (other than the Company) that incurs, guarantees or otherwise becomes liable on any Unsecured Debt under any Principal Credit Facility, concurrently upon any such incurrence, any such guarantee or becoming so liable (a) to become a party to the Multiparty Guaranty by executing and delivering to the holders of the Notes a Joinder Agreement, and (b) to deliver to the holders of the Notes such organization documents, resolutions and favorable opinions of counsel, all in form, content and scope reasonably satisfactory to the Required Holders; and
(ii)    concurrently with any such time as the Company has created a new LLC Series, such LLC Series and the Company shall (a) execute and deliver a Series Joinder Agreement for the benefit of the holders of the Notes, and (b) deliver to the holders of the Notes such organization documents, resolutions and favorable opinions of counsel, all in form, content and scope reasonably satisfactory to the Required Holders.
Without limiting the foregoing provisions of this paragraph 5G, the holders of the Notes agree that each of Grace and A&B II, LLC shall be automatically released from its obligations under the Multiparty Guaranty upon the consummation of the sale of all or substantially all of the business of Grace and its Subsidiaries to a Person other than Holdings or a Subsidiary or other Affiliate of Holdings in a transaction permitted under the terms of this Agreement, whether such sale is structured as the sale of all or substantially all of the assets of Grace and its Subsidiaries or as a sale of all or substantially all of the Equity Interests of Grace or of A&B II, LLC; provided that: (1) each of Grace and A&B II, LLC is, prior to or simultaneously with its release from the Multiparty Guaranty, released from any and all other Guarantees under all other Principal Credit Facilities; (2) no Default or Event of Default would exist immediately before or after giving effect to the release of Grace and A&B II, LLC from the Multiparty Guaranty; and (3) if any lender other than the holders of the Notes receives any consideration in connection with the release of Grace or A&B II, LLC from any Guarantee under any other Principal Credit Facility, then the holders of the Notes shall be paid an amount equal to their ratable share of such consideration concurrently therewith.”
1.3    Paragraph 6A is amended and restated, as follows:
“6A.    Financial Covenants. Holdings will not permit:
6A(1).    Minimum Consolidated Shareholders’ Equity. The Consolidated Shareholders’ Equity at any time to be less than the sum of (i) $865,575,000, plus (ii) 75% of the net proceeds received from issuances of Holdings’ Equity Interests after June 30, 2021.
6A(2).    Fixed Charge Coverage Ratio. The ratio of Adjusted EBITDA to Fixed Charges to be less than 1.50 to 1.00 at the end of any fiscal quarter.
6A(3).    Total Debt to Total Adjusted Asset Value Ratio. The Total Debt to Total Adjusted Asset Value Ratio at any time to exceed 0.60 to 1.00; provided, that if a Significant Acquisition is consummated during any fiscal quarter then the Total Debt to Total Adjusted Asset Value Ratio may exceed 0.60 to 1.00 during the period from the consummation of such Significant Acquisition through and including the fourth fiscal quarter ending after such consummation so long as such ratio does not exceed 0.65 to 1.00.
6A(4).    Unsecured Debt to Unencumbered Income Producing Assets Value Ratio. The Unsecured Debt to Unencumbered Income Producing Assets Value Ratio at any time to exceed 0.60 to 1.00; provided, that if a Significant Acquisition is consummated during any fiscal quarter then the Unsecured Debt to Unencumbered Income Producing Assets Value Ratio may exceed 0.60 to 1.00 during the period from the consummation of such Significant Acquisition through and including the fourth fiscal quarter ending after such consummation so long as such ratio does not exceed 0.65 to 1.00.

6A(5).    Secured Debt to Total Adjusted Asset Value Ratio. The Secured Debt to Total Adjusted Asset Value Ratio at any time to exceed 0.40 to 1.00.
6A(6).    Minimum Unencumbered Interest Coverage Ratio. The ratio of Unencumbered EBITDA to Unencumbered Interest Expense to be less than 1.75 to 1.00 at the end of any fiscal quarter.
Subject to the provisions of the last paragraph of each of the definitions of “Total Adjusted Asset Value” and “Unencumbered Income Producing Assets Value” herein, for purposes of all calculations made under the financial covenants set forth in paragraph 6A(2) through and including paragraph 6A(6) for an applicable period, (i) if during such period Holdings, the Company or any other Subsidiary shall have consummated an acquisition of a Significant Subsidiary or a Significant Line of Business, (x) Adjusted EBITDA for such period shall be calculated after giving pro-forma effect thereto as if such transaction occurred on the first day of such period; provided, that if the aggregate purchase price for any such acquisition is greater than or equal to $25,000,000, Adjusted EBITDA shall only be calculated on a pro-forma basis to the extent such pro-forma calculations are based on audited financial statements or other financial statements reasonably satisfactory to the Required Holders and (y) any Debt incurred or assumed by any Credit Party or Subsidiary (including the Person or property acquired) in connection with such transaction and any Debt of the Person or property acquired which is not retired in connection with such transaction (1) shall be deemed to have been incurred as of the last day of the previous period and (2) if such Debt has a floating or formula rate, shall have an implied rate of interest for the applicable period for purposes of this paragraph determined by utilizing the rate which is or would be in effect with respect to such Debt as at the relevant date of determination, and (ii) if during such period Holdings, the Company or any other Subsidiary shall have consummated a disposition of all or substantially all of the assets of Holdings, the Company or any other Subsidiary or of a majority of the equity interests of a Subsidiary or of a Significant Line of Business, (x) Adjusted EBITDA for such period shall be calculated after giving pro-forma effect thereto as if such transaction occurred on the last day of the previous period and (y) any Debt which is retired in connection with such transaction shall be excluded and deemed to have been retired as of the last day of the previous period.”
1.4    The lead-in language of paragraph 6B(3) is amended to insert the parenthetical “(including, in each case, pursuant to a Division)” immediately after the reference to “ . . . or otherwise dispose of its assets” in the second line thereof.
1.5    A new paragraph 6F is added, as follows:
“6F.    Subsidiary Debt. Holdings shall not permit any Subsidiary (other than the Company) to incur, guarantee or otherwise become liable with respect to any Unsecured Debt, other than Unsecured Debt under a Principal Credit Facility to the extent such Subsidiary becomes an Additional Guarantor in accordance with paragraph 5G.”
1.6    Paragraph 10B is modified to insert the following new defined terms in their proper alphabetical order, as follows:
““Dividing Person” has the meaning specified in the definition of “Division.”
“Division” means the division of the assets, liabilities and/or obligations of a Person (the “Dividing Person”) among two or more Persons (whether pursuant to a “plan of division” or similar arrangement), which may or may not include the Dividing Person and pursuant to which the Dividing Person may or may not survive.

“Secured Debt” means, at any time of determination thereof, the consolidated Debt of Holdings or its Subsidiaries that is not Unsecured Debt.
“Secured Debt to Total Adjusted Asset Value Ratio” means, at any time of determination thereof, the ratio of (a) all Secured Debt of Holdings and its Subsidiaries on a consolidated basis as of such time to (b) Total Adjusted Asset Value as of such time.
“Significant Acquisition” means the acquisition of one or more real property assets or portfolios of such assets or operating businesses in a single transaction or series of related transactions for a purchase price of not less than ten percent (10%) of Total Adjusted Asset Value.
“Total Debt to Total Adjusted Asset Value Ratio” means, as at any time of determination thereof, the ratio of (a) all Debt of Holdings and its Subsidiaries on a consolidated basis as of such time to (b) Total Adjusted Asset Value as of such time.
“Unencumbered Interest Expense” means Consolidated Interest Expense for the period of four consecutive fiscal quarters ended on any date of determination to the extent attributable to Unsecured Debt.
“Unrestricted Cash” means an aggregate amount equal to (a) cash and cash equivalents of Holdings or any of its Subsidiaries that is not subject to pledge, lien or control agreement (excluding statutory liens in favor of any depository bank where such cash is maintained), minus (b) amounts included in the foregoing clause (a) that are with an entity other than Holdings or any of its Subsidiaries as deposits or security for contractual obligations.
“Unsecured Debt to Unencumbered Income Producing Assets Value Ratio” means, at any time of determination thereof, the ratio of (a) Unsecured Debt to (b) Unencumbered Income Producing Assets Value.”
1.7    Paragraph 10B is modified to amend and restate the following existing defined terms, as follows:
““A&B” means Alexander & Baldwin Investments, LLC, a Delaware limited liability company.
“Adjusted EBITDA” means Consolidated Net Income Before Taxes (for the avoidance of doubt, before deduction for non-controlling interests in any Subsidiary of Holdings) for the period of four consecutive fiscal quarters ended on any date of determination plus, to the extent deducted in the calculation thereof, (i) Consolidated Interest Expense, (ii) depreciation and amortization expenses, (iii) all other non-cash expenses and other charges, (iv) non-recurring one-time cash expenses incurred in accordance with GAAP in connection with or as a result of the Triggering Event; provided that the aggregate amount added back under this clause (iv) for all periods shall not exceed $100,000,000 and shall only be permitted to be added back if incurred no later than 18 months after the Triggering Event, (v) any gains or losses resulting from the disposition of any asset of Holdings or any Subsidiary outside of the ordinary course of business including, any net loss from discontinued operations and any net loss on the disposal of discontinued operation, (vi) fees, expenses, premiums and other charges in connection with the issuance, the issuance of Equity Interests, any refinancing transaction, any amendment or other modification of any debt instrument, the making of any acquisition or any disposition (other than a disposition of an asset in the ordinary course of business), in each case whether or not consummated, (vii) any income or gain and any loss or expense in each case resulting from early extinguishment of Debt, and (viii) any income or gain or any expense or loss resulting from a Swap Contract (as such term is defined in the Bank Credit Agreement), including by virtue of a termination thereof; provided that Adjusted EBITDA shall exclude non-cash gains or losses resulting from the write-up or write-down of assets.
“Applicable Cap Rates” means (i) 6.00% for industrial Investment Properties, (ii) 6.50% for retail Investment Properties, (iii) 6.50% for office Investment Properties, (iv) 6.00% for Leased Non-Agricultural Land which has industrial improvements thereon and is located in the State of Hawaii, (v) 6.50% for Leased Non-Agricultural Land which has retail improvements thereon and is located in the State of Hawaii, and (vi) 6.50% for Leased Non-Agricultural Land which has office improvements thereon and is located in the State of Hawaii.
“Bank Credit Agreement” means that certain Third Amended and Restated Credit Agreement, dated as of August 31, 2021, by and among the Company and the other Borrowers (as defined therein), as the borrowers, the Guarantors (as defined therein), Bank of America, N.A., as agent, and the other lenders and financial institutions party thereto, as the same may be amended, amended and restated, supplemented, refinanced, replaced or otherwise modified from time to time.
“Change of Control” means: (a) the acquisition, after the date hereof, by any “person” or “group” (as such terms are used in Sections 13(d)(3) and 14(d)(2) of the Securities Exchange Act of 1934) (but excluding any employee benefit plan of such person or persons or their respective subsidiaries, and any person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan) of outstanding shares of voting stock of Holdings representing more than 50% of voting control of Holdings;
(b) during any period of 12 consecutive months, a majority of the members of the board of directors or other equivalent governing body of Holdings cease to be composed of individuals (i) who were members of that board or equivalent governing body on the first day of such period, (ii) whose election or nomination to that board or equivalent governing body was approved by individuals referred to in clause (i) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body or (iii) whose election or nomination to that board or other equivalent governing body was approved by individuals referred to in clauses (i) and (ii) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body; or
(c) the failure of Holdings to directly or indirectly own 100% of the Equity Interests of the Company or any other Borrower (as defined in the Bank Credit Agreement) at any time; provided that the failure of Holdings to directly or indirectly own 100% of the Equity Interests of the Company or any other Borrower (as defined in the Bank Credit Agreement) as a result of the sale or other transfer of Equity Interests in A&B for purposes of acquiring real estate shall not result in a Change of Control so long as (i) Holdings continues to (x) directly or indirectly own more than 50% of the Equity Interests in A&B and (y) control A&B (by possessing, directly or indirectly, the power to direct or cause the direction of the management and policies of A&B, whether through the ownership of voting securities, by contract or otherwise) and (ii) A&B continues to directly or indirectly own 100% of the Equity Interests in the Company and the other Borrowers (as defined in the Bank Credit Agreement).
“Consolidated Interest Expense” means, for any period of determination, for Holdings and its Subsidiaries on a consolidated basis the sum of total interest expense determined in accordance with GAAP (including for the avoidance of doubt capitalized interest and imputed interest in respect of Capitalized Lease Obligations) for such period.
“Consolidated Net Income” means, for any period of determination, the net income or loss (excluding extraordinary gains or losses) of Holdings and its Subsidiaries on a consolidated basis for such period on a consolidated basis, as determined in accordance with GAAP.
“Consolidated Net Income Before Taxes” means, for any period of determination thereof, Consolidated Net Income for such period plus the sum of all deferred and current federal, state, local and foreign income taxes and similar taxes, including any franchise taxes or other taxes based on income, profits or capital that are deducted in accordance with GAAP in computing Consolidated Net Income for such period.
“Consolidated Shareholders’ Equity” means, at any time of determination thereof, for Holdings and its Subsidiaries on a consolidated basis determined in accordance with GAAP, the sum of (a) consolidated total equity, and (b) any consolidated mezzanine equity (or other temporary or non-permanent equity); provided that any determination of Consolidated Shareholders’ Equity shall exclude (i) all non-cash adjustments to Consolidated Shareholders’ Equity resulting from the application of the Financial Accounting Standards Board Accounting Standards Codification Topic 715, Retirement Benefits, and (ii) to the extent otherwise included under the immediately preceding clauses (a) and (b), non-controlling interests in any Subsidiary of Holdings.
“Debt” means, as to any Person at the time of determination thereof without duplication, (i) any indebtedness of such Person (A) for borrowed money, including commercial paper and revolving credit lines, (B) evidenced by bonds, debentures or notes or otherwise representing extensions of credit, whether or not representing obligations for borrowed money or (C) for the payment of the deferred purchase price of property or services, except trade accounts payable and accrued expenses arising in the ordinary course of business, regardless of when such liability or other obligation is due and payable, (ii) Capitalized Lease Obligations of such Person, (iii) Guarantees, assumptions and endorsements by such Person (other than endorsements of negotiable instruments for collection in the ordinary course of business) of Debt of another Person, and (iv) Debt of the types described in the immediately preceding clauses (i) through (iii) of another Person, whether or not assumed, that is secured by Liens on the property or other assets of such Person. “Debt” shall not include a reimbursement obligation incurred in connection with a standby letter of credit issued (i) in support of trade payables or (ii) as condition to receiving (A) a governmental entitlement, (B) a performance bond or (C) a performance guaranty, in each case under the immediately preceding clauses (i) and (ii) to the extent such reimbursement obligation is contingent and to the extent the aggregate amount of such standby letters of credit does not exceed $10,000,000 at any time outstanding.
“Fixed Charges” means Consolidated Interest Expense for the period of four consecutive fiscal quarters ended on any date of determination, plus preferred dividends of Holdings accrued during such period, plus scheduled principal payments (excluding (i) balloon payments, (ii) any scheduled principal payments of each Series of the Notes, and (iii) amounts outstanding under the Bank Credit Agreement that are classified as current liabilities under GAAP, but only if no Default or Event of Default then exists under this Agreement or the Bank Credit Agreement) of Holdings and its Subsidiaries for the period of four consecutive fiscal quarters next succeeding such date of determination.

“Guarantors” means, collectively, Holdings, A&B, A&B II, LLC, Grace and each Additional Guarantor; provided that “Guarantors” shall exclude A&B II, LLC and Grace if such Persons have been released from the Multiparty Guaranty pursuant to paragraph 5G.
“Holdings” means Alexander & Baldwin, Inc., a Hawaii corporation.
“NOI from Investment Properties” means, for any period of determination thereof for Holdings and its Subsidiaries on a consolidated basis, the consolidated GAAP revenue attributable to all Investment Properties less operating expenses, real property taxes, taxes on gross revenue, common area maintenance expenses, ground and other rents, other rental expenses, and charges for property management related thereto for the most recently ended two fiscal quarters multiplied by two, but in no event shall take into account tenant deposits, refunds of tenant deposits, tenant improvements paid for by Holdings or its Subsidiaries, reimbursement by tenants to Holdings or its Subsidiaries for tenant improvements paid for by Holdings or its Subsidiaries, bad debt expense and charges related to cash-basis tenants, gains or losses from the sales of leased property, depreciation and amortization, overhead allocations that are not directly associated with the property, straight-line lease adjustments (including amortization of lease incentives), amortization of favorable/unfavorable lease assets/liabilities, or state and federal income taxes.
“NOI from Leased Non-Agricultural Land” means, for any period of determination thereof for Holdings and its Subsidiaries, the consolidated GAAP revenue attributable to all Leased Non-Agricultural Land less operating expenses, real property taxes, taxes on gross revenue, and charges for property management related thereto for the most recently ended two fiscal quarters multiplied by two, but in no event shall take into account tenant deposits, refunds of tenant deposits, tenant improvements paid for by Holdings or its Subsidiaries, reimbursement by tenants to Holdings or its Subsidiaries for tenant improvements paid for by Holdings or its Subsidiaries, allowances for bad debts, gains or losses from the sales of leased property, depreciation and amortization, overhead allocations that are not directly associated with the property, straight-line lease adjustments (including amortization of lease incentives), amortization of favorable/unfavorable lease assets/liabilities, or state and federal income taxes.
“NOI from Unencumbered Investment Properties” means, for any period of determination thereof for Holdings and its Subsidiaries on a consolidated basis, the consolidated GAAP revenue attributable to Unencumbered Investment Properties less operating expenses, real property taxes, taxes on gross revenue, common area maintenance expenses, ground and other rents, other rental expenses, and charges for property management related thereto for the most recently ended two fiscal quarters multiplied by two, but in no event shall take into account tenant deposits, refunds of tenant deposits, tenant improvements paid for by Holdings or its Subsidiaries, reimbursement by tenants to Holdings or its Subsidiaries for tenant improvements paid for by Holdings or its Subsidiaries, allowances for bad debts, gains or losses from the sales of leased property, depreciation and amortization, overhead allocations that are not directly associated with the property, straight-line lease adjustments (including amortization of lease incentives), amortization of favorable/unfavorable lease assets/liabilities, or state and Federal income taxes.
“NOI from Unencumbered Leased Non-Agricultural Land” means, for any period of determination thereof for Holdings and its Subsidiaries, the consolidated GAAP revenue attributable to all Unencumbered Leased Non-Agricultural Land less operating expenses, real property taxes, taxes on gross revenue, and charges for property management related thereto for the most recently ended two fiscal quarters multiplied by two, but in no event shall take into account tenant deposits, refunds of tenant deposits, tenant improvements paid for by Holdings or its Subsidiaries, reimbursement by tenants to Holdings or its Subsidiaries for tenant improvements paid for by Holdings or its Subsidiaries, allowances for bad debts, gains or losses from the sales of leased property, depreciation and amortization, overhead allocations that are not directly associated with the property, straight-line lease adjustments (including amortization of lease incentives), amortization of favorable/unfavorable lease assets/liabilities, or state and federal income taxes.
“Non-Recourse Debt” means, with respect to any Credit Party or Subsidiary, any (a) Debt that is not Recourse Debt, and (b) fully recourse mortgage and similar financings obtained by a Subsidiary of the Company or of any LLC Series if the mortgaged real property constitutes substantially all of the assets of such Subsidiary and such financings are not Guaranteed by any Credit Party (except for customary exceptions for fraud, misapplication of funds, environmental indemnities, and other similar exceptions to recourse liability).
“Total Adjusted Asset Value” means, at any date of determination thereof, without duplication, (a) cash and cash equivalents of Holdings and its Subsidiaries, plus (b) NOI from Investment Properties divided by the Applicable Cap Rates, plus (c) NOI from Leased Non-Agricultural Land divided by the Applicable Cap Rates, plus (d) the book value (net of impairments) of Agricultural Land, plus (e) the book value (net of impairments) of Development Real Properties owned by Holdings or any of its Subsidiaries, or by any other entity (other than a Subsidiary) in which Holdings or any of its Subsidiaries owns an Equity Interest (an “Unconsolidated Joint Venture Entity”), to be included in the determination of “Total Adjusted Asset Value” in an amount (i) in the case of Development Real Properties owned by Holdings or any of its Subsidiaries, equal to such book value (provided that with respect to any Subsidiary of the Company (or any LLC Series thereof) that is not wholly-owned, directly or indirectly, by the Company (or any LLC Series thereof) (a “Consolidated Joint Venture Entity”), such book value shall be decreased by an amount equal to the noncontrolling interest in such Consolidated Joint Venture Entity as reflected on the most recent consolidated balance sheet of Holdings required to be delivered pursuant to paragraph 5A(i) or (ii)), and (ii) in the case of Development Real Properties owned by an Unconsolidated Joint Venture Entity, equal to the book value (net of impairments) of Holdings’ direct or indirect investment in such Unconsolidated Joint Venture Entity, provided that the aggregate amount under this clause (e) shall not contribute more than 30% of Total Adjusted Asset Value plus (f) the value of the Grace Pacific business (which, (I) during the period from August 31, 2021 through and including February 28, 2023 shall be deemed to be equal to the book value (net of impairments) of the assets of A&B II, LLC and its Subsidiaries, and (II) at all times after such period shall be deemed to be equal to Adjusted EBITDA (but calculated solely with respect to A&B II, LLC and its Subsidiaries for the then or most recently ended period of four consecutive fiscal quarters) divided by 16.67%), provided that the portion of the Total Adjusted Asset Value derived from this clause (f) shall not exceed 20% of the total amount of the Total Adjusted Asset Value, plus (g) the book value (net of impairments) of all watershed land, conservation land and pasture land of Holdings and its Subsidiaries not included in clauses (a) through (f) above, plus (h) the book value (net of impairments) of all assets of Holdings and its Subsidiaries not included in clauses (a) through (g) above, provided that (I) the aggregate book value of such other assets shall be included in the determination of Total Adjusted Asset Value only to the extent it comprises 10% or less of the Total Adjusted Asset Value, and (II) the portion of Total Adjusted Asset Value derived from clauses (d) through (h) of this definition shall not exceed 25% of the total amount of the Total Adjusted Asset Value.
Notwithstanding anything to the contrary in the foregoing portions of this definition or in the final paragraph of paragraph 6A (immediately preceding paragraph 6B), any asset or Person

(together with such Person’s Subsidiaries) acquired by Holdings or any of its Subsidiaries, for purpose of determining the “Total Adjusted Asset Value,” shall be valued at book value (net of impairments) during the period from the consummation of such acquisition until the last day of the first four full fiscal quarters occurring after the consummation of such acquisition.
“Triggering Event” means Holdings’ and its Subsidiaries’ defeasance of some or all of their Plans on or before December 31, 2022.
“Unencumbered EBITDA” means, for any period, with respect to Holdings and its Subsidiaries on a consolidated basis, Adjusted EBITDA derived from (a) Unencumbered Investment Properties, (b) Unencumbered Leased Agricultural Land, (c) Adjusted EBITDA generated from development real properties and agricultural land but only to the extent such assets are Unencumbered Agricultural Division Assets, (d) Adjusted EBITDA calculated solely with respect to A&B II, LLC and its Subsidiaries so long as no Debt of A&B II, LLC or its Subsidiaries is or was secured by a consensual Lien during such period, and (e) other Adjusted EBITDA generated from any other unencumbered assets of Holdings and its Subsidiaries.
“Unencumbered Income Producing Assets Value” means, at any time of determination thereof, without duplication, the sum of (a) Unrestricted Cash, plus (b) the NOI from Unencumbered Investment Properties divided by the Applicable Cap Rates, plus (c) the NOI from Unencumbered Leased Non-Agricultural Land divided by the Applicable Cap Rates, plus (d) the book value (net of impairments) of Agricultural Land, plus (e) the value of the Grace Pacific business (which, (I) during the period from August 31, 2021 through and including February 28, 2023 shall be deemed to be equal to the book value (net of impairments) of the assets of A&B II, LLC and its Subsidiaries, and (II) at all times after such period shall be deemed to be equal to Adjusted EBITDA (but calculated solely with respect to A&B II, LLC and its Subsidiaries for the then or most recently ended period of four consecutive fiscal quarters) divided by 16.67%), provided that the book value of any individually encumbered assets shall be excluded from the calculation of Unencumbered Income Producing Assets Value if, at such time of determination or at any time during such then or most recently ended period of four consecutive fiscal quarters, any Debt of A&B II, LLC or its Subsidiaries is or was secured by a consensual Lien, and provided further that the portion of the Unencumbered Income Producing Assets Value derived from this clause (e) shall not exceed 20% of the total amount of the Unencumbered Income Producing Assets Value, plus (f) the net book value (i.e., the book value net of liabilities, whether secured or unsecured) of Development Real Properties owned by Holdings or any of its Subsidiaries, to be included in the determination of “Unencumbered Income Producing Assets Value” in an amount, in the case of Development Real Properties owned by Holdings or any of its Subsidiaries, equal to such net book value (provided that with respect to any Consolidated Joint Venture Entity, such book value shall be decreased by an amount equal to the noncontrolling interest in such Consolidated Joint Venture Entity as reflected on the most recent consolidated balance sheet of Holdings required to be delivered pursuant to paragraph 5A(i) or (ii)), provided that the aggregate of the net book value of the assets described in this clause (f) shall be included in the determination of Unencumbered Income Producing Assets Value only to the extent it comprises 15% or less of the Unencumbered Income Producing Assets Value, plus (g) the book value of notes receivable held directly by Holdings or its Subsidiaries from Persons other than Holdings or any of its Subsidiaries, and the book value of mezzanine equity investments held directly by Holdings or its Subsidiaries in other Persons (but without duplication of the immediately preceding clause (f)), provided that the aggregate book value of such notes receivable and mezzanine investments shall be included in the determination of Unencumbered Income Producing Assets Value only to the extent it comprises 5% or less of the Unencumbered Income Producing Assets Value, provided further that the aggregate of the net book value and the book value (as applicable) of the assets described in the immediately preceding clauses (f) and (g) shall be included in the determination of Unencumbered Income Producing Assets Value only to the extent it comprises 15% or less of the Unencumbered Income Producing Assets Value, plus (h) the book value (net of impairments) of all unencumbered watershed land, conservation land and pasture land of Holdings and its Subsidiaries not included in clauses (a) through (g) above, plus (i) the book value (net of impairments) of all other unencumbered assets of Holdings and its Subsidiaries not included in clauses (a) through (h) above, provided that (I) the aggregate book value of such other unencumbered assets shall be included in the determination of Unencumbered Income Producing Assets Value only to the extent it comprises 10% or less of the Unencumbered Income Producing Assets Value, and (II) the portion of Unencumbered Income Producing Assets Value derived from clauses (d) through (i) of this definition shall not exceed 25% of the total amount of the Unencumbered Income Producing Assets Value.
Notwithstanding anything to the contrary in the foregoing portions of this definition or in the final paragraph of paragraph 6A (immediately preceding paragraph 6B), any asset or Person (together with such Person’s Subsidiaries) acquired by Holdings or any of its Subsidiaries, for purpose of determining the “Unencumbered Income Producing Asset Value,” shall be valued at net book value (net of impairments) during the period from the consummation of such acquisition until the last day of the first four full fiscal quarters occurring after the consummation of such acquisition.”
1.8    Paragraph 10B is modified to delete the following defined terms: “Appraised Value,” “NOI from Leased Agricultural Land,” “NOI from Unencumbered Leased Agricultural Land,” “Priority Debt,” “Unencumbered Fixed Charge Coverage Ratio” and “Unencumbered Fixed Charges.”
2.    Limitation of Modifications. The modifications effected in this letter agreement shall be limited precisely as written and shall not be deemed to be (a) an amendment, consent, waiver or other modification of any other terms or conditions of the Agreement or any other document related to the Agreement, or (b) a consent to any future amendment, consent, waiver or other modification. Except as expressly set forth in this letter agreement, each of the Agreement and the documents related to the Agreement shall continue in full force and effect. The parties hereto acknowledge and agree that this letter agreement constitutes a Transaction Document.
3.    Representations and Warranties. Each of Holdings and the Company hereby represents and warrants as follows: (i) No Default or Event of Default has occurred and is continuing (both immediately before and immediately after giving effect to the effectiveness of this letter agreement); (ii) each Credit Party’s entering into and performance of the Agreement, as modified by this letter agreement, has been duly authorized by all necessary limited liability company or corporate (as applicable) and other action and do not and will not require any registration with, consent or approval of, or notice to or action by, any Person (including any governmental authority) in order to be effective and enforceable; (iii) the Agreement, as modified by this letter agreement, constitutes the legal, valid and binding obligation of each of the Credit Parties, enforceable against such Person in accordance with its respective terms except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws of general application relating to or affecting the enforcement of creditors’ rights or by general principles of equity; and (iv) immediately after giving effect to this letter agreement, each of the representations and warranties of each of the Company and Holdings set forth in the Agreement is true and correct in all material respects (other than such representations and warranties as are expressly qualified by materiality (including Material Adverse Effect), which representations and warranties shall be true and correct in all respects) as of the date hereof (except to the extent such representations and warranties expressly relate to another date, in which case such representations and warranties are true and correct in all material respects (other than such representations and warranties as are expressly qualified by materiality (including Material Adverse Effect), which representations shall be true and correct in all respects) as of such other date).
4.    Effectiveness.    This letter agreement shall become effective on the date on which:
(i) the Noteholders shall have received a fully executed counterpart of this letter agreement from each Credit Party;
(ii) the Noteholders shall have received a fully executed copy of the Bank Credit Agreement in form and substance reasonably satisfactory to the Required Holders; and
(iii) the Company shall have paid Vedder Price P.C. its accrued and unpaid legal fees and expenses, to the extent such fees and expenses have been invoiced.
5.    Miscellaneous.
    (a)    This letter agreement may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. The parties hereto agree to electronic contracting and signatures with respect to this letter agreement. Delivery of an electronic signature to, or a signed copy of, this letter agreement by facsimile, email or other electronic transmission shall be fully binding on the parties to the same extent as the delivery of the signed originals and shall be admissible into evidence for all purposes.
    (b)    This letter agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the internal laws of New York, excluding choice-of-law principles of the law of such state that would permit the application of the laws of a jurisdiction other than such state.
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If you are in agreement with the foregoing, please sign this letter agreement in the space indicated below whereupon, subject to the conditions expressed herein, it shall become a binding agreement among each party named as a signatory hereto.
Sincerely,

PGIM, INC. By: ___/s/Adolfo Cabrera___ Vice President
THE PRUDENTIAL INSURANCE     COMPANY OF AMERICA, as a holder of the Series AX Notes, the sole holder of the Series BX Notes, the sole holder of the Series CX Notes and a holder of Shelf Notes
By:    PGIM, Inc., as investment manager
By:    ___/s/Adolfo Cabrera___
    Vice President

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY, as a holder of the Series AX Notes and a holder of Shelf Notes By: PGIM, Inc., as investment manager By: ___/s/Adolfo Cabrera___ Vice President
THE GIBRALTAR LIFE INSURANCE CO., LTD., as a holder of the Series AX Notes, a holder of the Series F Notes and a holder of Shelf Notes
By:    PGIM (Japan), Inc., as Investment Manager
By:    PGIM, Inc., as Sub-Adviser
By:    ___/s/Adolfo Cabrera___
Vice President

THE PRUDENTIAL LIFE INSURANCE     COMPANY, LTD., as a holder of the Series AX Notes and a holder of Shelf Notes
By:    PGIM (Japan), Inc., as Investment Manager
By:    PGIM, Inc., As Sub-Advisor
By:    ___/s/Adolfo Cabrera___
Vice President

SIGNATURE PAGE TO
THIRD AMENDMENT TO SECOND AMENDED AND RESTATED
NOTE PURCHASE AND PRIVATE SHELF AGREEMENT

FARMERS INSURANCE EXCHANGE, as a holder of Shelf Notes
By:    Prudential Private Placement Investors, L.P. (as Investment Advisor)
as Investment Manager
By:    Prudential Private Placement Investors, Inc. (as its General Partner)
as Sub-Advisor
By:    ___/s/Adolfo Cabrera___
Vice President

MID CENTURY INSURANCE COMPANY, as a holder of Shelf Notes
By:    Prudential Private Placement Investors, L.P. (as Investment Advisor)
as Investment Manager
By:    Prudential Private Placement Investors, Inc. (as its General Partner)
as Sub-Advisor
By:    ___/s/Adolfo Cabrera___
Vice President

PRUDENTIAL LEGACY INSURANCE COMPANY OF NEW JERSEY, as a holder of Shelf Notes By: PGIM, Inc., as investment manager By: ___/s/Adolfo Cabrera___ Vice President
FARMERS NEW WORLD LIFE INSURANCE COMPANY, as a holder of Shelf Notes
By:    Prudential Private Placement Investors, L.P. (as Investment Advisor)
as Investment Manager
By:    Prudential Private Placement Investors, Inc. (as its General Partner)
as Sub-Advisor
By:    ___/s/Adolfo Cabrera___
Vice President

PRUDENTIAL ARIZONA REINSURANCE UNIVERSAL COMPANY, as a holder of the Series F Notes By: PGIM, Inc., as investment manager By: ___/s/Adolfo Cabrera___ Vice President
SIGNATURE PAGE TO
THIRD AMENDMENT TO SECOND AMENDED AND RESTATED
NOTE PURCHASE AND PRIVATE SHELF AGREEMENT

UNITED OF OMAHA LIFE INSURANCE COMPANY, as a holder of the Series F Notes
By:    Prudential Private Placement Investors, L.P. (as Investment Advisor)
as Investment Manager
By:    Prudential Private Placement Investors, Inc. (as its General Partner)
as Sub-Advisor
By:    ___/s/Adolfo Cabrera___
Vice President

COMPANION LIFE INSURANCE COMPANY, as a holder of the Series F Notes
By:    Prudential Private Placement Investors, L.P. (as Investment Advisor)
as Investment Manager
By:    Prudential Private Placement Investors, Inc. (as its General Partner)
as Sub-Advisor
By:    ___/s/Adolfo Cabrera___
Vice President

MTL INSURANCE COMPANY, as a holder of the Series F Notes
By:    Prudential Private Placement Investors, L.P. (as Investment Advisor)
as Investment Manager
By:    Prudential Private Placement Investors, Inc. (as its General Partner)
as Sub-Advisor
By:    ___/s/Adolfo Cabrera___
Vice President

PHYSICIANS MUTUAL INSURANCE COMPANY, as a holder of the Series F Notes
By:    Prudential Private Placement Investors, L.P. (as Investment Advisor)
as Investment Manager
By:    Prudential Private Placement Investors, Inc. (as its General Partner)
as Sub-Advisor
By:    ___/s/Adolfo Cabrera___
Vice President

SIGNATURE PAGE TO
THIRD AMENDMENT TO SECOND AMENDED AND RESTATED
NOTE PURCHASE AND PRIVATE SHELF AGREEMENT

PRUDENTIAL ARIZONA REINSURANCE CAPTIVE COMPANY, as a holder of Shelf Notes By: PGIM, Inc., as investment manager By: ___/s/Adolfo Cabrera___ Vice President
ZURICH AMERICAN LIFE INSURANCE COMPANY, as a holder of Shelf Notes
By:    Prudential Private Placement Investors, L.P. (as Investment Advisor)
as Investment Manager
By:    Prudential Private Placement Investors, Inc. (as its General Partner)
as Sub-Advisor
By:    ___/s/Adolfo Cabrera___
Vice President

SIGNATURE PAGE TO
THIRD AMENDMENT TO SECOND AMENDED AND RESTATED
NOTE PURCHASE AND PRIVATE SHELF AGREEMENT

Accepted and agreed to as of the date first appearing above:

Alexander & Baldwin, LLC
_/s/ Christopher J. Benjamin________
By: Christopher J. Benjamin
Its: Chief Executive Officer

_/s/ Nelson N.S. Chun_____________
By: Nelson N. S. Chun
Its: Senior Vice President
Alexander & Baldwin, LLC, SERIES R
_/s/ Christopher J. Benjamin________
By: Christopher J. Benjamin
Its: Chief Executive Officer

_/s/ Nelson N.S. Chun_____________
By: Nelson N. S. Chun
Its: Senior Vice President
Alexander & Baldwin, LLC, SERIES T
_/s/ Christopher J. Benjamin________
By: Christopher J. Benjamin
Its: Chief Executive Officer

_/s/ Nelson N.S. Chun_____________
By: Nelson N. S. Chun
Its: Senior Vice President
Alexander & Baldwin, LLC, SERIES M
_/s/ Christopher J. Benjamin________
By: Christopher J. Benjamin
Its: Chief Executive Officer
SIGNATURE PAGE TO
THIRD AMENDMENT TO SECOND AMENDED AND RESTATED
NOTE PURCHASE AND PRIVATE SHELF AGREEMENT

Alexander & Baldwin, Inc.
_/s/ Christopher J. Benjamin________
By: Christopher J. Benjamin
Its: Chief Executive Officer

_/s/ Nelson N.S. Chun_____________
By: Nelson N. S. Chun
Its: Executive Vice President

SIGNATURE PAGE TO
THIRD AMENDMENT TO SECOND AMENDED AND RESTATED
NOTE PURCHASE AND PRIVATE SHELF AGREEMENT

Each of the Guarantors hereby (a) consents to the amendments and other modification effected by this letter agreement and the other transactions contemplated hereby, (b) reaffirms its obligations under the Multiparty Guaranty (and any Joinder Agreement executed in connection therewith) and its waivers, as set forth in the Multiparty Guaranty, of each and every one of the possible defenses to such obligations, and (c) reaffirms that its obligations under the Multiparty Guaranty are separate and distinct from the respective obligations of the Company and Holdings under the Agreement and the Notes.
Alexander & Baldwin, Inc.
_/s/ Christopher J. Benjamin________
By: Christopher J. Benjamin
Its: Chief Executive Officer
_/s/ Nelson N.S. Chun_____________
By: Nelson N. S. Chun
Its: Executive Vice President
A&B II, LLC
_/s/ Christopher J. Benjamin________
By: Christopher J. Benjamin
Its: Manager
Grace Pacific LLC
_/s/ Christopher J. Benjamin________
By: Christopher J. Benjamin
Its: Chairman
_/s/ Mark A. Beers________________
By: Mark A. Beers
Its: Secretary

SIGNATURE PAGE TO
THIRD AMENDMENT TO SECOND AMENDED AND RESTATED
NOTE PURCHASE AND PRIVATE SHELF AGREEMENT

Alexander & Baldwin Investments, LLC
By: Alexander & Baldwin, Inc., as its manager

_/s/ Christopher J. Benjamin________
By: Christopher J. Benjamin
Its: Chief Executive Officer
_/s/ Nelson N.S. Chun_____________
By: Nelson N. S. Chun
Its: Executive Vice President
SIGNATURE PAGE TO
THIRD AMENDMENT TO SECOND AMENDED AND RESTATED
NOTE PURCHASE AND PRIVATE SHELF AGREEMENT